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                                      EXHIBIT 4


                    PRELIMINARY COPY DATED ___________ ____, 1997
                                   FOR REVIEW ONLY



                       PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                          OF

                          UTAH RESOURCES INTERNATIONAL, INC.

    The undersigned, revoking any proxy heretofore given, hereby appoints John Fife, who holds the power to appoint a substitute, proxy of the undersigned, with full power of substitution, with respect to all of the shares of common stock of Utah Resources International, Inc. in which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Utah Resources, International, Inc., to be held on _____________ ___, 1997, and any adjournment thereof.

    In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


1 PROPOSAL:   APPROVAL OF AMENDMENT TO THE COMPANY'S
              ARTICLES OF INCORPORATION TO EFFECT THE
              REVERSE SPLIT

         [] FOR         [] AGAINST          [] ABSTAIN


              THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.  IF NO
              SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR
              THE MATTER SPECIFICALLY REFERRED TO ABOVE.


2 PROPOSAL:   ELECTION OF FIVE DIRECTORS TO HOLD OFFICE UNTIL
              THE NEXT ANNUAL MEETING


    []   FOR all nominees listed below (except as marked   []   WITHHOLD
AUTHORITY to vote for all
         to the contrary below)                            nominees listed
                                                           below.

    John Fife, David Fife, Lyle Hurd, Mark G. Jones and Stuart B. Peterson (Instruction: To withhold authority to vote for any individual nominee write that nominee's name on the line provided below)

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                                         -60-

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              THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.  IF NO
              SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR
              ALL THE NOMINEES LISTED  ABOVE.

3 PROPOSAL:   AMEND ARTICLE II, SECTION 1 OF THE COMPANY'S BY-LAWS
              REGARDING ANNUAL MEETING DATE


         [] FOR         [] AGAINST          [] ABSTAIN

              THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.  IF NO
              SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR
              THE MATTER SPECIFICALLY REFERRED TO ABOVE.


4 PROPOSAL:   MARK TECHNOLOGIES CORPORATION PROPOSALS

              A)   APPOINT A SPECIAL SHAREHOLDERS LEGAL AFFAIRS
                   COMMITTEE

         [] FOR         [] AGAINST     [] ABSTAIN

              THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.  IF NO
              SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED AGAINST THE MATTER SPECIFICALLY REFERRED TO ABOVE.

              B)   CAUSE THE COMPANY TO EFFECT A $4.00 PER SHARE
                   TENDER OFFER

         [] FOR         [] AGAINST          [] ABSTAIN

              THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.  IF NO
              SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED AGAINST THE MATTER SPECIFICALLY REFERRED TO ABOVE.

              C) APPOINT A SPECIAL SHAREHOLDERS FIDUCIARY DUTY COMMITTEE

         [] FOR         [] AGAINST          [] ABSTAIN

              THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.  IF NO
              SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED AGAINST THE MATTER SPECIFICALLY REFERRED TO ABOVE.

                                                    Dated                 , 1997
                                                         -----------------

-----------------------------                ----------------------------
Print Name                                  Signature

-----------------------------                ----------------------------
Print Name                                  Signature

-----------------------------                ----------------------------
(Number of Shares                           Title
  Held of Record)

    Please sign as name appears to the left. If stock is registered in the name of two or more persons, each should sign. Executors, attorneys, corporate officers, administrators and trustees should add their titles.

                                         -61-